Equitable Life Financial Insurance Company

Equitable Life Financial Insurance Company of America

Supplement dated June 21, 2022 to the current prospectuses for:

•	Retirement Cornerstone® Series 19
•	Retirement Cornerstone® Series 19 Series E

This Supplement updates certain information in the most recent prospectuses (collectively, the “prospectus”). You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

Delaware Contracts — Appendix: State contract availability and/or variations of certain features and benefits

Effective for Retirement Cornerstone® 19 replacement contracts and Retirement Cornerstone® 19 Series E replacement contracts issued on or after June 21, 2022, the applicable Delaware state variation for replacement contracts (shown below) does not apply:

Retirement Cornerstone® 19:

Delaware	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”	If you reside in the state of Delaware, at the time the contract was issued, you may return your Retirement Cornerstone® 19 replacement contract within 20 days from the date you received it and receive a full refund of your contribution or cash value, whichever is greater.

Retirement Cornerstone® 19 Series E:

Delaware	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”	If you reside in the state of Delaware, at the time the contract was issued, you may return your Retirement Cornerstone® Series E replacement contract within 20 days from the date you received it and receive a full refund of your contribution or cash value, whichever is greater.

IM-68-22 (6.22)	Cat. #164385 (6.22)
RC 19/RC 19 Series E Delaware NB	#368879